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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2002

ZEBRA TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	00-19406 (Commission File Number)	36-2675536 (IRS Employer Identification No.)
333 Corporate Woods Parkway Vernon Hills, Illinois 60061 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 634-6700

Item 5.    Other Events.

        On March 13, 2002, the Registrant issued the press release attached as Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

99.1
Press Release of Registrant, dated March 13, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2002
Zebra Technologies Corporation
	By:	/s/ EDWARD L. KAPLAN Edward L. Kaplan, Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant, dated March 13, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index